UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2007

CAMINOSOFT CORP.
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-12312	95-3880130
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Hampshire Road, Suite 105
Westlake Village, California 91361
(Address of principal executive offices and Zip Code)

(805) 370-3100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL AGREEMENT

Modification Agreement I

Pursuant to a Renewal and Modification Agreement dated as of November 12, 2007 (“Modification Agreement I”) among BFS US Special Opportunities Trust PLC (“BFS”), Renaissance Capital Growth Income Fund III (“Renn III”) and Renaissance US Growth Investment Trust PLC (“RUSGIT”) (collectively the “Renaissance Lenders”), on the one hand, and CaminoSoft Corp. (“CaminoSoft”), on the other hand, the Renaissance Lenders agreed to extend the maturity date of (i) that certain Secured Subordinated Promissory Note dated July 19, 2004 in the amount of $250,000 payable to the order of Renn III, (ii) that certain Secured Subordinated Promissory Note dated July 19, 2004 in the amount of $250,000 payable to the order of RUSGIT, and (iii) that certain Secured Subordinated Promissory Note dated July 19, 2004 in the amount of $250,000 payable to the order of BFS ((i)(ii) and (iii),collectively, the “Notes”) from January 19, 2008 to February 27, 2008. Pursuant to Modification Agreement I, the Notes were also amended to provide that, commencing with the interest payments due on November 1, 2007, all interest payments due thereunder will be payable in restricted shares of CaminoSoft’s common stock. The number of shares to be paid as interest shall be equal to the amount of the interest payment due divided by the average of the last sale prices, or if there is no last sale price, the closing bid prices, for the five trading days immediately preceding the payment date.

 Modification Agreement II

Pursuant to a Renewal and Modification Agreement dated as of November 12, 2007 (“Modification Agreement II”) between US Special Opportunities Trust PLC (“USOT”) and CaminoSoft, USOT agreed to extend the maturity date of (i) that certain 6.00% Convertible Debenture, dated November 27, 2002, in the principal amount of $1,000,000, and (ii) that certain Convertible Debenture, dated August 1, 2003, in the principal amount of $750,000, ((i) and (ii), collectively, the “Debentures”) from November 27, 2007 to February 27, 2008. Pursuant to Modification Agreement II, the Debentures were also amended to provide that, commencing with the interest payments due on November 1, 2007, all interest payments due thereunder will be payable in restricted shares of CaminoSoft’s common stock. The number of shares to be paid as interest shall be equal to the amount of the interest payment due divided by the average of the last sale prices, or if there is no last sale price, the closing bid prices, for the five trading days immediately preceding the payment date.

Modification Agreement III

Pursuant to a Renewal and Modification Agreement dated as of November 12, 2007 (“Modification Agreement III”) between Renaissance US Growth Investment Trust PLC (“RUSGIT”) and CaminoSoft, RUSGIT agreed to extend the maturity date of that certain Convertible Promissory Note, dated February 7, 2007, in the principal amount of $100,000 (the “RUSGIT Note”) from November 7, 2007 to February 27, 2008. Pursuant to Modification Agreement III, the RUSGIT Note was also amended to provide that, commencing with the interest payments due on November 1, 2007, all interest payments due thereunder will be payable in restricted shares of CaminoSoft’s common stock. The number of shares to be paid as interest shall be equal to the amount of the interest payment due divided by the average of the last sale prices, or if there is no last sale price, the closing bid prices, for the five trading days immediately preceding the payment date.

Modification Agreement IV

Pursuant to a Renewal and Modification Agreement dated as of November 12, 2007 (“Modification Agreement IV”) between US Special Opportunities Trust PLC (“USOT”) and CaminoSoft, USOT agreed to extend the maturity date of that certain Convertible Promissory Note, dated February 7, 2007, in the principal amount of $100,000 (the “USOT Note”) from November 7, 2007 to February 27, 2008. Pursuant to Modification Agreement IV, the USOT Note was also amended to provide that, commencing with the interest payments due on November 1, 2007, all interest payments due thereunder will be payable in restricted shares of CaminoSoft’s common stock. The number of shares to be paid as interest shall be equal to the amount of the interest payment due divided by the average of the last sale prices, or if there is no last sale price, the closing bid prices, for the five trading days immediately preceding the payment date.

ITEM 9.01     EXHIBITS

Exhibit No.	Description
10.1
Renewal and Modification Agreement dated as of November 12, 2007 by and among BFS US Special Opportunities Trust PLC, Renaissance Capital Growth Income Fund III and Renaissance US Growth Investment Trust PLC, on the one hand, and CaminoSoft Corp., on the other hand.

10.2	Renewal and Modification Agreement dated as of November 12, 2007 between US Special Opportunities Trust PLC and CaminoSoft Corp
10.3	Renewal and Modification Agreement dated as of November 12, 2007 between Renaissance US Growth Investment Trust PLC and CaminoSoft Corp
10.4	Renewal and Modification Agreement dated as of November 12, 2007 between US Special Opportunities Trust PLC and CaminoSoft Corp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMINOSOFT CORP.

Dated this 13th day of November, 2007.	By:	/s/ Stephen Crosson
Stephen Crosson Chief Financial Officer and Chief Operating Officer